EXHIBIT 10.1

                                 AMENDMENT NO. 4
                                       TO
                       NEW HORIZONS EDUCATION CORPORATION
                      401(K) PROFIT SHARING TRUST AND PLAN

         This Amendment No. 4 is made this ______ day of June, 1998, by NEW HORIZONS EDUCATION CORPORATION, a Delaware corporation (hereinafter called the "Company").

                                   WITNESSETH:

                  WHEREAS, the Company established the New Horizons Education Corporation 401(k) Profit Sharing Trust and Plan (hereinafter called the "Trust and Plan") effective the first day of January, 1995; and

                  WHEREAS, the Company reserved the right, pursuant to Section
19.1 of the Trust and Plan, to amend the Trust and Plan; and

                  WHEREAS, it is the desire of the Company to amend the Trust and Plan in order to add certain entities as Participating Companies, to change the entry dates, to grant service with a predecessor employer, to provide for discretionary matching contributions and to provide for special ADP contributions under the Trust and Plan;

                  NOW, THEREFORE, pursuant to Section 19.1 of the Trust and Plan, the Company hereby amends the Trust and Plan effective as of the dates specified herein, as follows:

                  1. Effective May 1, 1998, Exhibit A to the Trust and Plan is hereby amended by the addition of "New Horizons Computer Learning Center of Memphis, Inc." and "New Horizons Computer Learning Center of Nashville, Inc." as Participating Companies with an Adoption Date of "May 1, 1998."

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                  2. Effective January 1, 1998, Section 2.1 of Article 2 of the
Trust and Plan is hereby amended by the deletion of said Section 2.1 in its entirety and the substitution in lieu thereof of a new Section 2.1 to read as follows:

                  "2.1 The word "accounts" shall mean "cash option accounts" established pursuant to Article 4 hereof, "employer contribution accounts" established pursuant to Article 5 hereof, "matching contribution accounts" established pursuant to Article 5 hereof and "ADP accounts" established pursuant to Article 5 hereof."

                  3. Effective May 1, 1998, Section 2.15 of Article 2 of the Trust and Plan is hereby amended by the addition at the end of said Section 2.15 of the following:

         "Solely for the purpose of determining eligibility and vesting service hereunder, the date of hire of an employee who was employed by New Horizons Computer Learning Center of Memphis, Inc. or New Horizons Computer Learning Center of Nashville, Inc. ("Acquired Companies") prior to the date on which such Acquired Companies were acquired by the Company and who became employees of the Company on the dates on which such Acquired Companies were acquired by the Company shall be the date on which he first commenced employment and worked at least one (1) hour for such Acquired Company."

                  4. Effective January 1, 1998, Section 2.37 of Article 2 of the Trust and Plan is hereby amended by the deletion of said Section 2.37 in its entirety and the substitution in lieu thereof of a new Section 2.37 to read as follows:

                  "2.37 The words "vested interest" shall mean with respect to any participant the sum of (a) plus (b) minus (c) below where:

                  (a) equals the amounts credited to his employer contribution and matching contribution accounts multiplied by his Vested Percentage;


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                  (b)      equals any distributions made to the participant from
                           his employer contribution account and matching contribution account since his earliest date of hire which has not been followed by five (5) consecutive One (1) Year Breaks-In-Service, multiplied by his Vested Percentage; and

                  (c) equals the amount of any distributions made to the participant from his employer contribution account or matching contribution account since his earliest date of hire which has not been followed by five (5) consecutive One (1) Year Breaks-In-Service."

                  5. Effective July 1, 1998, Section 3.2 of Article 3 of the Trust and Plan is hereby amended by the deletion of said Section 3.2 in its entirety and the substitution in lieu thereof of a new Section 3.2 to read as follows:

                  "3.2 Every employee of a Participating Company who becomes eligible on or after July 1, 1998 shall become a participant as of the January 1, April 1, July 1 or October 1 coinciding with or next following the date he becomes qualified."

                  6. Effective January 1, 1998, Article 5 of the Trust and Plan is hereby amended by the addition of new Sections 5.3 and 5.4 to read as follows:

                  "5.3 The Participating Companies may make special ADP contributions to this Trust and Plan for any plan year. The amounts of such special ADP contributions shall be determined by the Company from time to time. Such amount, if any, shall be allocated to the ADP accounts of some or all of the participants who are not highly compensated employees in such manner as the Company shall designate at the time any such special ADP contribution is made to this Trust and Plan. Any amounts credited to a participant's ADP account shall be fully vested and nonforfeitable at all times. In no event may a participant withdraw any amounts credited to his ADP account prior to the time such amounts become distributable to him pursuant to Articles 9 and 10 hereof.


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                  5.4 Each Participating Company may, but shall not be required to, make a matching contribution to this Trust and Plan for any plan year in such percentage of each eligible participant's pre-tax contribution as shall be determined by the Participating Company prior to the first day of any such plan year. The percentage of each eligible participant's pre-tax contributions which is to be matched for any plan year shall be announced to participants prior to the first day of such plan year. The matching contribution shall be allocated to the matching contribution account of each participant on whose behalf it is made and shall be in addition to any amounts contributed under Article 4,
         Section 5.1 or Section 5.3. In no event may a participant withdraw any amounts credited to his matching contribution account prior to the time such amounts become distributable to him pursuant to Articles 9 and 10 hereof."

                  7. Effective January 1, 1998, Article 7 of the Trust and Plan is hereby amended by the deletion of said Article 7 in its entirety and the substitution in lieu thereof of a new Article 7 to read as follows:

                                    ARTICLE 7

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                  7.1 The amount and allocation of contributions under this Trust and Plan, including any contributions made pursuant to a Supplemental Agreement, shall be subject to several limitations. Those limitations are as follows:

                  (a) contributions made pursuant to participant's cash or deferral elections shall be subject to the individual dollar limit described in Section 7.2 hereof;

                  (b) contributions made pursuant to participant's cash or deferral elections shall be subject to the deferral percentage limit set forth in Section 7.3 hereof;

                  (c) matching contributions shall be subject to the contribution percentage limit set forth in Section
                           7.4 hereof;


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                  (d)      the contributions described in subparagraphs (b) and
                           (c) above shall be subject to the limit on "multiple use" set forth in Section 7.5 hereof;

                  (e) all contributions made pursuant to Articles 4 and 5 hereof shall, in the aggregate, be subject to the deductibility limit set forth in Section 7.6 hereof; and

                  (f) the allocation of all of the foregoing contributions, in the aggregate, shall be subject to the limitation on annual additions set forth in Article 22 hereof.

                  In addition, the following rules and procedures shall apply for purposes of this Article:

                  (i) For purposes of determining a participant's deferral or contribution percentage pursuant to Section 7.8(b) or 7.8(c) hereof, all salary deferral contributions that are made under two (2) or more plans (or after-tax and matching contributions, as appropriate) that are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code) shall be treated as made under a single plan.

                  (ii) If two (2) or more plans are permissively aggregated for purposes of Section 401(k) or 401(m) of the Code, the aggregated plans shall also satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

                  (iii) The deferral or contribution percentage of any highly compensated employee shall be determined by treating all plans maintained by the Company and any affiliates that are subject to Section 401(k) or 401(m) of the Code (other than those that may not be permissively aggregated) as a single plan.

                  7.2 The contributions made to the Trust and Plan by the Participating Companies pursuant to a participant's cash or deferred election under Article 4 with respect to the taxable year of the participant, plus similar amounts contributed on a similar basis by any other employer (whether or not related to a Participating Company) required by law to be aggregated with his salary deferral contributions under this Trust and Plan, shall not exceed Ten Thousand Dollars ($10,000.00), plus any adjustment for cost-of-

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         living after 1998 as determined pursuant to regulations issued by the
         Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code.

                  In the event that the cash or deferred contributions for a participant's taxable year exceed such limit, or in the event that the Administrator shall receive notice from a participant by the March 1 next following the close of a participant's taxable year that his cash or deferred contributions, together with similar contributions under plans of other employers shall have exceeded such limit, the Administrator shall cause the amount of excess contributions, together with any earnings allocable to such excess contributions, to be refunded to the participant by the following April 15th. Any such refund of excess contributions shall be debited from the participant's cash option account.

                  7.3 Contributions made on behalf of a participant pursuant to
         Article 4 hereof for a plan year (hereinafter sometimes referred to as the "current plan year") shall be limited so that the average deferral percentage for the highly compensated employees who are participants or who are eligible to become participants for such plan year shall not exceed an amount determined based upon the average deferral percentage for the employees who are participants or who are eligible to become participants but are not highly compensated employees for the preceding plan year or, if the Company elects, for the current plan year, as follows:


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                       (A)                                           (B)

              AVERAGE DEFERRAL                     LIMIT ON AVERAGE DEFERRAL
              PERCENTAGE FOR EMPLOYEES             PERCENTAGE FOR EMPLOYEES
              ELIGIBLE TO PARTICIPATE              ELIGIBLE TO PARTICIPATE
              WHO ARE NOT HIGHLY                   WHO ARE HIGHLY
              COMPENSATED                          COMPENSATED
              ---------------------------          -----------------------------
              Less than 2%                         2 times Column (A)
              2% or more but less than 8%          Column (A) plus 2%
              8% or more                           1.25 times Column (A)

         In the event the Company elects to determine the average deferral percentages of employees who are not highly compensated employees on the basis of the current plan year rather than the preceding plan year in accordance with Section 401(k)(3)(A) of the Code, such election by the Company may not be changed for plan years commencing after December 31, 1998, except as provided by the Secretary of the Treasury.

                  If, for any plan year, special ADP contributions are made to this Plan and Trust then the Company may elect, in such manner as the Secretary of the Treasury or his delegate may provide, to take into account, as additional amounts for purposes of this Section, all or a part of the special ADP contributions, if any, made for the plan year.

                  7.4 The contributions made for a plan year (hereinafter sometimes referred to as "current plan year") as matching contributions shall be limited so that the average contribution percentage for the highly compensated employees who are participants or who are eligible to become participants for such plan year shall not exceed an amount determined based upon the average contribution percentage for the employees who are participants or who are eligible to become participants but are not highly compensated employees for the preceding plan year or, if the Company elects, for the current plan year, in accordance with the table set forth in Section 7.3 hereof.


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                  In the event the Company elects to determine the average
         contribution percentages of employees who are not highly compensated employees on the basis of the current plan year rather than the preceding plan year in accordance with Section 401(m)(2)(A) of the Code, such election by the Company may not be changed for plan years commencing after December 31, 1998, except as provided by the Secretary of the Treasury.

                  If, for any plan year, this Trust and Plan satisfies the requirements of Section 7.3 hereof, then the Company may elect, in such manner as the Secretary of the Treasury or his delegate may provide, to take into account, as additional amounts for purposes of this Section, all or a part of the cash or deferred contributions made to this Trust and Plan.

                  7.5 If the sum of the deferral percentage and the contribution percentage for one or more highly compensated employees exceeds the aggregate limit defined in Section 7.8(a) hereof, the contribution percentage for such employee or employees shall be reduced in accordance with Section 7.7 hereof so that the aggregate limit is not exceeded. The amount by which a highly compensated employee's contribution percentage is reduced shall be treated as an excess contribution pursuant to Section 7.7. The deferral percentage and contribution percentage of the highly compensated employees shall be determined after any corrections are made to meet the deferral percentage and contribution percentage limits. Multiple use does not occur if neither the average deferral percentage nor the average contribution percentage of the highly compensated employees exceeds one and twenty-five hundredths (1.25) multiplied by the corresponding average deferral percentage or average contribution percentage of the non-highly compensated employees.

                  7.6 In no event shall the total of all contributions made pursuant to Articles 4 and 5 hereof exceed the maximum amount allowable as a deduction under Section


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         404(a)(3) of the Code or any statute of similar import, including the amount of any contribution carryforward allowable under said Section 404(a)(3). This limitation shall not apply to contributions which may be required in order to provide the minimum contributions described in
         Article 23 hereof for any plan year in which this Trust and Plan is top-heavy. Nor shall this limitation apply to contributions which may be required in order to recredit the account of any rehired participant whose account is to be recredited with prior forfeitures as described in Section 9.3 hereof.

                  7.7 In the event that the limitations set forth in Section 7.2, 7.3, 7.4 or 7.5 hereof shall be exceeded, the Administrator shall take action to reduce future cash or deferred contributions made pursuant to Article 4 hereof and/or future matching contributions made pursuant to Article 5 hereof, as appropriate. Such action may include a reduction in the future rate of cash or deferred contributions of any highly compensated employee pursuant to any legally permissible procedure. In the event that such action shall fail to prevent the excess, prior salary deferral contributions made pursuant to Article 4 hereof, plus any income and minus any losses allocable thereto to the date of distribution, shall be distributed to the participant on whose behalf such contributions were made. In the event that any cash or deferred contributions made pursuant to Article 4 hereof are distributed to a participant, any related matching contributions, plus any income and minus any losses allocable thereto to the date of distribution, shall be:

                  (a) forfeited and disposed of if such matching contributions are not vested; and

                  (b) distributed to the participant if such matching contributions are vested.

         In the event of such a distribution or forfeiture, the cash option account, and if applicable the matching contribution account, of such participant shall be debited with the amount of


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         such distribution or forfeiture. Any such adjustments made in participants' accounts shall be made in a uniform manner for similarly situated participants.

                  In the event that distributions must be made in order to bring this Trust and Plan into compliance with Section 7.3, 7.4 or 7.5 hereof, the Administrator shall reduce the dollar amount of deferrals of highly compensated employees in descending order, beginning with the highly compensated employee(s) with the highest total deferral amount until such limitations have been satisfied. In performing such reduction, the reduced deferral amount of any affected highly compensated employee shall, in no event, be lower than that of the highly compensated employee with the next highest deferral amount.

                  Any excess cash or deferred contributions to be distributed to a participant pursuant to this Section shall be reduced by any excess cash or deferred contributions previously distributed to such participant for such participant's taxable year ending with or within the plan year in accordance with Code Section 402(g)(2).

                  Any excess matching contributions for a plan year, together with any income allocable to such excess matching contributions, which are distributable as described above shall be distributed to a participant within one (1) year after the end of such plan year. If such excess amounts are not distributed within two and one-half (2-1/2) months of the end of the plan year, a ten percent (10%) excise tax on such excess amounts shall be imposed on the Company. Excess matching contributions shall be treated as annual additions under Article 22 hereof.

                  7.8 For purposes of this Article, the following definitions and special rules shall apply:

                  (a)      "aggregate limit" shall mean the greater of (i) or
                           (ii), where:


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                           (i)      equals the sum of:

                                    (A)     one and twenty-five hundredths
                                            (1.25) times the greater of the
                                            deferral percentage or the
                                            contribution percentage for the
                                            non-highly compensated employees;
                                            and

                                    (B)     two (2) percentage points plus the
                                            lesser of the deferral percentage or
                                            the contribution percentage for the
                                            non-highly compensated employees;
                                            and

                           (ii)     equals the sum of:

                                    (A)     one and twenty-five hundredths
                                            (1.25) times the lesser of the
                                            deferral percentage or the
                                            contribution percentage for the
                                            non-highly compensated employees;
                                            and

                                    (B)     two (2) percentage points plus the
                                            greater of the deferral percentage
                                            or the contribution percentage for
                                            the non-highly compensated
                                            employees.

                                    In no event, however, shall the amounts set forth in subparagraphs (i)(B) and (ii)(B) above exceed twice the greater of the deferral percentage or the contribution percentage for the non-highly compensated employees.

                  (b) "contribution percentage" shall mean for a participant for any plan year a fraction:

                           (i) the numerator of which shall equal matching contributions made on his behalf; and

                           (ii) the denominator of which shall equal his compensation for such plan year;

                           provided, however, that the Company may elect to take into account additional contributions pursuant to
                           Section 7.4 hereof. In addition, "contribution percentage" shall mean zero percent (0%) for an employee who is eligible to become a participant but who is not a participant. In addition, matching contributions shall be considered to be made on a participant's behalf for a plan year if such matching contributions are made as a result of the participant's cash or deferred contributions, are allocated to the participant's matching contribution account during such plan year and are paid to this Trust and Plan no later than twelve (12) months after the end of such plan year.

                  (c) "deferral percentage" shall mean for a participant for any plan year a


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                           fraction:

                           (i) the numerator of which shall equal the total of the cash or deferred contributions made on his behalf for such plan year; and

                           (ii) the denominator of which shall equal his compensation for such plan year;

                           provided, however, that the Company may elect to take into account additional contributions pursuant to
                           Section 7.3 hereof. In addition, "deferral percentage" shall mean zero percent (0%) for an employee who is eligible to become a participant but who is not a participant. In addition, cash or deferred contributions shall be considered to be made on a participant's behalf for a plan year if such cash or deferred contributions are not contingent on participation or performance of services after the end of such plan year, such cash or deferred contributions would have been received (but for the deferral election) within two and one-half (2-1/2) months after the end of such plan year and are paid to this Trust and Plan no later than twelve (12) months after the end of such plan year."

                  8. Effective January 1, 1998, Section 9.1 of Article 9 of the Trust and Plan is hereby amended by the deletion of said Section 9.1 in its entirety and the substitution of a new Section 9.1 to read as follows:

                  "9.1 In the event of the termination of employment of a participant for any reason other than death, permanent and total disability, or retirement pursuant to Article 10 hereof, the participant shall be entitled to receive a distribution of the sum of the following amounts:

                  (a) the amount credited to his cash option account, ADP account and rollover account; and

                  (b)      his vested interest."

                  9. Effective January 1, 1998, Sections 9.3, 9.4 and 9.5 of
Article 9 of the Trust and Plan are hereby amended by the deletion of said Sections 9.3, 9.4 and 9.5 in their entireties and the substitution in lieu thereof of new Sections 9.3, 9.4 and 9.5 to read as follows:

                  "9.3 If a terminated participant's Vested Percentage in his employer contribution


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         and matching contributions accounts is less than 100%, an amount equal to (a) minus (b) below where:

                  (a) equals the amount credited to his employer contribution and matching contribution accounts; and

                  (b)      equals his vested interest;

         shall be forfeited as of the earliest of (1) the date on or after the participant's termination of employment on which the participant receives a distribution of the amounts described in Section 9.1 hereof;
         (2) the last day of the plan year during which the participant shall incur five consecutive One (l) Year Breaks-In-Service; or (3) the date the participant dies. Any such forfeited amount shall be debited to the participant's employer contribution account and matching contribution account. If any amounts remain credited to his employer contribution account and/or matching contribution account after said forfeiture, said amounts shall thereafter be held, administered and distributed in accordance with Section 9.2 above. Notwithstanding the preceding provisions of this Section 9.3, if a terminated participant's Vested Percentage is zero (0) and there are no amounts credited to his cash option account, ADP account or rollover account the amounts which are credited to his employer contribution account and matching contribution account shall be forfeited as of the date of the participant's termination of employment.

                  If the terminated participant shall be rehired by a Participating Company or any affiliate prior to the time the terminated participant incurs five consecutive One (1) Year Breaks-In-Service, he shall immediately be reinstated as a participant in this Trust and Plan and the amount which had been previously debited to his employer contribution account and matching contribution account and forfeited pursuant to the provisions of this Section 9.3 shall be recredited to his employer contribution account and matching


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         contribution account on the date such participant is rehired.

                  Notwithstanding any other provision of this Trust and Plan to the contrary, in order to balance the accounts maintained under the Trust and Plan after giving effect to the recrediting of the rehired participant's employer contribution account and matching contribution account and the later adjustment of such accounts pursuant to Article 8 or Article 16 hereof, the Company may, at its option:

                  (a) if none of the accounts have been segregated for investment purposes pursuant to Article 16 hereof, reduce the gain, if any, in the value of the Trust and Plan's assets (since the most recent allocation date) for purposes of adjusting the accounts pursuant to Article 8 hereof as of any allocation dates which coincide with or follow the date of the participant's rehire up to and including the allocation date which coincides with the last day of the plan year during which such participant was rehired; and/or

                  (b) reduce the value of the forfeitures which are otherwise reallocable as of the allocation date which coincides with the last day of the plan year during which such participant was rehired; and/or

                  (c) reduce the amount of the employer contributions which are otherwise allocable among the employer contribution accounts of participants pursuant to
                           Article 5 for the plan year during which such participant was rehired; and/or

                  (d)      take some combination of the actions described in
                           (a), (b) and (c) above as the Company shall in its sole discretion determine;

         provided that the total of the amounts described in (a), (b) and (c) above with respect to any plan year shall not exceed the aggregate amounts which were recredited to the employer contribution accounts and matching contribution accounts of all participants who were rehired during such plan year. Any amounts recredited to a rehired participant's employer contribution account and matching contribution account pursuant to this Section 9.3 shall not be an annual addition for purposes of Article 22 of this Trust and Plan with respect to the plan year during which such recrediting occurs.


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                  To the extent that the sum of the amounts described in (a),
         (b) and (c) above for any plan year is less than the aggregate amounts which were recredited to the employer contribution accounts and matching contribution accounts (as later adjusted pursuant to Article 8 or Article 16 hereof) of all participants who were rehired during the plan year, the Company shall cause the Participating Companies to contribute to the Trust and Plan an amount equal to the difference between the aggregate amounts which were recredited to the employer contribution accounts and matching contribution accounts (as later adjusted pursuant to Article 8 or Article 16 hereof) of all participants who were rehired during the plan year and the sum of the amounts described in (a), (b) and (c) above, and such contribution shall be made by any such Participating Company no later than the close of the plan year next following the plan year during which such participants were rehired.

                  9.4 The amounts forfeited pursuant to Section 9.3 hereof shall be used to reduce either the employer contributions or the matching contributions to be made by the Participating Companies for the taxable year which includes the date of forfeiture at the Company's discretion. The amounts forfeited pursuant to Section 9.3 hereof shall be reallocated among the employer contribution and/or matching contribution accounts of active participants who are employed by one of the Participating Companies on the allocation date which is the last day of the taxable year which includes the date of forfeiture as though such amounts were contributed by the Participating Companies with respect to such taxable year. In no event shall forfeitures be used to increase the benefits any participant would otherwise receive under the Trust and Plan.

                  9.5 If the accounts have been segregated for investment purposes pursuant to Article 16 hereof, any amounts forfeited pursuant to Section 9.3 hereof shall be invested


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         in such media as the Administrator shall direct until reallocated among the employer contribution and/or matching contribution accounts of the remaining active participants pursuant to Section 9.4 hereof."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 4 to be executed as of the day and year first above written.

                                     NEW HORIZONS EDUCATION CORPORATION

                                              ("Company")

                                     By:________________________________

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